UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 16, 2009

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On December 16, 2009, WebMD Health Corp. issued a press release announcing the final results of its tender offer for WebMD common stock. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits. The following exhibit is filed herewith:

Exhibit
Number	Description
99.1	Press Release, dated December 16, 2009, regarding the final results of the Registrant’s tender offer for its common stock

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: December 16, 2009	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated December 16, 2009, regarding the final results of the Registrant’s tender offer for its common stock

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